                                                                   EXHIBIT 10.41
                                THIRD AMENDMENT
                                       TO
                      SUBSCRIBER BILLING SERVICE AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                        TCI CABLE MANAGEMENT CORPORATION


     This Third Amendment ("Amendment") is executed this 1st day of March, 1996, and is made by and between CSG Systems, Inc., formerly known as Cable Services Group, Inc., successor in interest to First Data Resources, Inc. ("CSG") and TCI Cable Management Corporation ("Buyer"). CSG and Buyer entered into a certain Subscriber Billing Service Agreement dated April 29, 1992, as amended by an Amendment to Subscriber Billing Service Agreement dated April 8, 1994, and a Second Amendment regarding ESP for Primestar dated March 6, 1996 (collectively, "the Agreement"), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Agreement shall control. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

     IN CONSIDERATION of the promises set forth herein, CSG and Buyer agree as follows:

     1. In addition to the Cable System Locations currently receiving the CSG Services, the Agreement is hereby amended to add the following Cable System Location:

          System Location    Estimated Conversion Date  Estimated number of subscribers
          ---------------    -------------------------  -------------------------------
          Oil City, PA            April 1, 1996                     8,000

     2. Section 8.1 of the Agreement is hereby amended to add the following to the end of the Section:

          However, with respect to the Cable System Location of Oil City, PA and any other system locations added to the Agreement and converted subsequent to March 31, 1996, the Original Term shall end on December 31, 1998.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day first stated above.

TCI CABLE MANAGEMENT CORPORATION           CSG SYSTEMS, INC.

By: /s/ Jim Workman                        By: /s/ George F. Haddix
   ---------------------------------          -------------------------------

Title:  Director, Billing Services        Title:   President
      ------------------------------            -----------------------------